Exhibit 10.3

GLOBUS MEDICAL, INC.

FIRST AMENDMENT TO

VOTING AGREEMENT

This First Amendment to Voting Agreement (this “Amendment”), dated as of the 4th day of April 2011, is entered into by and among Globus Medical, Inc., a Delaware corporation (the “Company”), the undersigned holders of shares of the Company’s Series E Preferred Stock, and the undersigned holders of shares of the Company’s Common Stock, all of whom are party to that certain Voting Agreement (the “Voting Agreement”) dated as of July 23, 2007, by and among the Company and certain of its stockholders. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given them in the Voting Agreement.

WHEREAS, the Company desires to increase the size of its Board of Directors from five to seven; and

WHEREAS, in connection therewith, the undersigned desire to amend the Voting Agreement to establish the rights of the holders of the various classes of the Company’s capital stock with respect to the election of directors; and

WHEREAS, Section 3.6(a) of the Voting Agreement provides that the Voting Agreement may be amended only with the written consent of (i) the Company, (ii) holders of sixty percent (60%) of the then outstanding Series E Stock, voting as a separate class on an as-converted basis, and (iii) the holders of a majority of the then outstanding shares of Common Stock held by Key Common Holders;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Voting Agreement and agree as follows:

1. Amendment of Voting Agreement. The Stock Sale Agreement is hereby amended by deleting Section 1.3(b) thereof in its entirety and amending and restating such Section 1.3(b) as follows:

“(b) For so long as holders of the Company’s Class A Common Stock and Class B Common Stock are entitled under the Certificate of Incorporation, voting as a separate class, to elect five (5) members of the Board (the “Common Directors”), the Common Directors shall be five (5) individuals nominated by holders of a majority of the then outstanding Key Common Holder Shares. Any vote or action by written consent taken to remove any director elected pursuant to this Section 1.3(b), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 1.3(b), shall also be subject to the provisions of this Section 1.3(b). The Series E Directors and Common Directors are collectively referred to herein as “Designated Directors.””

2. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but which, when taken together, shall constitute by one instrument. One or more counterparts of this Amendment or any exhibit hereto may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

3. Effect on Voting Agreement. Except as specifically, provided herein, the Voting Agreement shall remain in full force and effect. Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company, the Investors or the Key Common Holders under the Voting Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature page follows.]

First Amendment to Voting Agreement	2

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

COMPANY:

GLOBUS MEDICAL, INC.

By:	/s/ David C. Paul
David C. Paul
Chief Executive Officer

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

CLARUS LIFESCIENCES I, L.P.

By its General Partner, Clarus Ventures I GP, LP

By its General Partner, Clarus Ventures I, LLC

By:	/s/ Robert W. Liptak
Robert W. Liptak Managing Director

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GS DIRECT, L.L.C.

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Vice President

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GOLDMAN SACHS INVESTMENT PARTNERS MASTER

FUND, L.P.

By: Goldman Sachs Investment Partners GP, LLC,

its General Partner

By:	/s/ Gaurav Bhandari
Name:	Caurav Bhandari
Title:	Managing Director

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTOR:

GOLDMAN SACHS PRIVATE EQUITY CONCENTRATED

HEALTHCARE FUND OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs Private Equity Concentrated Healthcare Offshore Holdings Advisors, Inc., General Partner

By:	/s/ Jonathan Snider
Name:	Jonathan Snider
Title:	Vice President

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTORS:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.		GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 EMPLOYEE FUND, L.P.

By: Goldman Sachs PEP 2004 Advisors, L.L.C., General Partner		By: Goldman Sachs PEP 2004 Employee Funds GP, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

		By:	/s/ Jonathan Snider
By:	/s/ Jonathan Snider	Print Name:	Jonathan Snider
Print Name:	Jonathan Snider	Title:	Vice President
Title:	Vice President

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.		GS PRIVATE EQUITY PARTNERS 2002 - DIRECT INVESTMENT FUND, L.P.

By: Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc., General Partner		By: GS PEP 2002 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member
By:	/s/ Jonathan Snider
Print Name:	Jonathan Snider	By:	/s/ Jonathan Snider
Title:	Vice President	Print Name:	Jonathan Snider
		Title:	Vice President

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 - DIRECT INVESTMENT FUND, L.P.		MULTI-STRATEGY HOLDINGS, L.P. By: Multi-Strategy Holdings Offshore Advisors, Inc., General Partner
By: Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member		By:	/s/ Jonathan Snider
		Print Name:	Jonathan Snider
By:	/s/ Jonathan Snider	Title:	Vice President
Print Name:	Jonathan Snider
Title:	Vice President

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

INVESTORS:

/s/ Troy Fukumoto
Troy Fukumoto

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Troy Fukumoto
Name:	Troy Fukumoto
Title:	Vice President

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Troy Fukumoto
Name:	Troy Fukumoto
Title:	Vice President

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David Paul
David Paul

/s/ Sonali Paul
Sonali Paul

David C. Paul, as Trustee of the David C. Paul

2010 Grantor Retained Annuity Trust U/A 4/6/10

By:	/s/ David C. Paul
David C. Paul, Trustee

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David Davidar
David Davidar

/s/ Sarah G. Davidar
Sarah G. Davidar

David D. Davidar, as Trustee of the Davidar

2009 Grantor Retained Annuity Trust U/A 8/6/09

By:	/s/ David D. Davidar
David D. Davidar, Trustee

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ David M. Demski
David M. Demski

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Daniel S. Paul
Daniel S. Paul

/s/ Preetha Paul
Preetha Paul

Daniel Paul 2010 Grantor Retained Annuity

Trust U/A 7/20/2010

By:	/s/ Daniel S. Paul
Daniel S. Paul, Trustee

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Michael L. Boyer II
Michael L. Boyer II

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Kevin Carouge
Kevin Carouge

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ Andrew Iott
Andrew Iott

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ William S. Rhoda
William S. Rhoda

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

/s/ A. Brett Murphy
A. Brett Murphy

First Amendment to Voting Agreement

The foregoing First Amendment to Voting Agreement is hereby executed as of the date first above written.

KEY COMMON HOLDERS:

KM MEDICAL, INC.

By:	/s/ Karen M. Tovey
Name:	Karen M. Tovey
Title:	President

KAREN M. TOVEY GRANTOR RETAINED ANNUITY TRUST

DATED NOVEMBER 19, 2007

By:	/s/ Karen M. Tovey
Karen M. Tovey, Trustee

/s/ Karen M. Tovey
Karen M. Tovey

First Amendment to Voting Agreement